UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): April 13, 2005

Tutogen Medical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-16128	59-3100165
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation or Organization)		Number)

1130 McBride Avenue, 3rd Floor
West Paterson, NJ  07424
(Address of Principal Executive Offices)
(973) 785-0004
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02- Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Section 5-  Corporate Governance and Management

Item 5.02-  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 13, 2005, Mr. Richard May tendered his resignation as a director of the Company citing that his resignation "is not related to any disagreements with the Company, the other directors or management."

SIGNATURES

On April 13, 2005, Mr. Richard May tendered his resignation as a director of the Company citing that his resignation "is not related to any disagreements with the Company, the other directors or management."

TUTOGEN MEDICAL, INC.

BY:	/s/ George Lombardi

Name:	George Lombardi
Title:	Chief Financial Officer

Dated: April 18, 2005